EXHIBIT 10.6

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENTS

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENTS dated as of October 23, 2002 (this “Amendment”) among G-P Receivables, Inc., as the seller (the “Seller”), Georgia-Pacific Corporation, as collection agent (the “Collection Agent”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), Corporate Receivables Corporation (“CRC”), Corporate Asset Funding Company, Inc. (“CAFCO”), Four Winds Funding Corporation (“Four Winds”), Victory Receivables Corporation (“Victory” and, together with Blue Ridge, CRC, CAFCO and Four Winds, the “Purchasers”), Citibank, N.A. (“Citibank”), Commerzbank AG (New York Branch) (“Commerzbank”), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch) (“BTM”), Wachovia Bank National Association (“Wachovia” and, together with Citibank, Commerzbank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”).

WITNESSETH

WHEREAS, the Seller, the Collection Agent, the Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Primary Purchase Agreement”);

WHEREAS, the Seller, the Collection Agent, the Secondary Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001 (the “Secondary Purchase Agreement” and, together with the Primary Purchase Agreement, the “Agreements”);

WHEREAS, the parties hereto wish to amend the Agreements in the manner and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.   DEFINED TERMS.

Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Agreements.

SECTION 2.  AMENDMENT TO THE PRIMARY PURCHASE AGREEMENT.

(a)     The definition of “Concentration Limitation” in Section 1.01 of the Primary Purchase Agreement is hereby amended by deleting the second proviso thereof and substituting in replacement thereof the following:

provided, further, that any Special Concentration Limit may be cancelled (i) by the Administrative Agent (acting upon the instructions of any Purchaser), upon not less than three Business Days’ notice to the Seller or (ii) under such other circumstances as may be specified in the writing delivered to the Seller which designated such Special Concentration Limit.

SECTION 3.     EFFECTIVE DATE.

This Amendment and the amendment to the Agreements shall be effective on the first date on which the Administrative Agent shall have received this Amendment executed by each of the parties hereto.

SECTION 4.    EXPENSES.

The Seller and the Collection Agent jointly and severally agree to pay on demand all reasonable costs and expenses actually incurred in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Purchasers, the Secondary Purchasers and the Administrative Agent and the reasonable due diligence expenses of the Administrative Agent or its agent or representatives.

SECTION 5.    EXECUTION IN COUNTERPARTS.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 6.    GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    SEVERABILITY OF PROVISIONS.

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.    CAPTIONS.

The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 9.    AGREEMENTS TO REMAIN IN FULL FORCE AND EFFECT.

This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreement or document shall on and after the effective date of this Amendment be deemed to refer to the Agreements as amended hereby.

SECTION 10.    NO PROCEEDINGS.

Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Purchasers any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes issued by the Purchasers shall have matured.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:	/s/ Phillip M. Johnson
Name: Phillip M. Johnson Title: Vice President and Treasurer

GEORGIA-PACIFIC CORPORATION

By:	/s/ Phillip M. Johnson
Name: Phillip M. Johnson Title: Vice President and Treasurer

BLUE RIDGE ASSET FUNDING CORPORATION

By:	/s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr. Title: Vice President

CORPORATE RECEIVABLE CORPORATION By: CITICORP NORTH AMERICA, INC., AS ATTORNEY-IN-FACT

By:	/s/ David J. Donofrio
Name: David J. Donofrio Title: Vice President

CORPORATE ASSET FUNDING COMPANY, INC. By: CITICORP NORTH AMERICA, INC., AS ATTORNEY-IN-FACT

By:	/s/ David J. Donofrio
Name: David J. Donofrio Title: Vice President

FOUR WINDS FUNDING CORPORATION By: COMMERZBANK AG(NEW YORK BRANCH), AS ATTORNEY-IN-FACT

By:	/s/ Carl H. Jackson
Name: Carl H. Jackson Title: Senior Vice President

By:	/s/ Al Caputo
Name: Al Caputo Title: Assistant Treasurer

VICTORY RECEIVABLES CORPORATION

By:	/s/ Dimitris Spiliakos
Name: Dimitris Spiliakos Title: Secretary

CITIBANK, N.A.

By:	/s/ David J. Donofrio
Name: David J. Donofrio Title: Attorney-In-Fact

COMMERZBANK AG (NEW YORK BRANCH)

By:	/s/ Carl H. Jackson
Name: Carl H. Jackson Title: Senior Vice President

By:	/s/ Al Caputo
Name: Al Caputo Title: Assistant Treasurer

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:	/s/ Vincent DeLuca
Name: Vincent DeLuca Title: Senior Vice President

WACHOVIA BANK NATIONAL ASSOCIATION

By:	/s/ Eero H. Maki
Name: Eero H. Maki Title: Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ David J. Donofrio
Name: David J. Donofrio Title: Vice President